UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2003

UNIVERSAL COMPRESSION HOLDINGS, INC.

UNIVERSAL COMPRESSION, INC.

(Exact names of registrants as specified in their charters)

Delaware Texas	001-15843 333-48279	13-3989167 74-1282680
(States or other jurisdictions of incorporation)	(Commission file numbers)	(IRS employer identification nos.)

4444 Brittmoore Road, Houston, Texas		77041
(Address of principal executive offices)		(Zip code)

(713) 335-7000
(Registrants’ telephone number, including area code)

Item 9.                               Regulation FD Disclosure.

On September 2, 2003, representatives of Universal Compression Holdings, Inc. (the “Company”) provided a presentation concerning the Company at the Lehman Brothers 2003 CEO Energy/Power Conference in New York, New York.  The Company’s power point presentation is attached to this report as Exhibit 99.1.  You may also view the Company’s power point presentation by logging onto http://www.universalcompression.com (click “Investor Relations”).  In addition, interested persons may obtain a copy of the power point presentation free of charge through our Investor Relations Department, 4444 Brittmoore Road, Houston, Texas 77041 or (713) 335-7460.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS, INC.
UNIVERSAL COMPRESSION, INC.
(Registrants)

Date: September 2, 2003	By:	/s/ J. MICHAEL ANDERSON
J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Power point presentation dated September 2, 2003 for Lehman Brothers 2003 CEO Energy/Power Conference